Supplement to the
Spartan® Treasury Bond Index Funds
Investor Class and
Fidelity Advantage Class
April 29, 2011
Prospectus

The following replaces similar information found in the "Buying Shares" section on page 28.

Employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) generally require a minimum purchase and ongoing balance of $100 million at the plan sponsor level, except for plans for which an affiliate of FMR provides recordkeeping services and which are marketed and distributed directly to plan sponsors and participants without any assistance or intervention from any intermediary distribution channel.

LBX-11-01 June 24, 2011
1.855565.104

Supplement to the
Spartan® U.S. Bond
Index Fund (formerly Fidelity® U.S. Bond
Index Fund)
Fidelity Advantage Class
April 29, 2011
Prospectus

The following replaces similar information found in the "Buying Shares" section on page 16.

Employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) generally require a minimum purchase and ongoing balance of $100 million at the plan sponsor level, except for plans for which an affiliate of FMR provides recordkeeping services and which are marketed and distributed directly to plan sponsors and participants without any assistance or intervention from any intermediary distribution channel.

UIA-11-01 June 24, 2011
1.929868.100

Supplement to the
Spartan® U.S. Bond
Index Fund (formerly Fidelity® U.S. Bond
Index Fund)
Institutional Class and Fidelity Advantage
Institutional Class
April 29, 2011
Prospectus

The following replaces similar information found in the "Buying Shares" section on page 15.

Institutional Class and Fidelity Advantage Institutional Class shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which an affiliate of FMR provides recordkeeping services. For Institutional Class, such plans generally require a minimum purchase and ongoing balance of $5 million at the plan sponsor level. For Fidelity Advantage Institutional Class, such plans generally require a minimum purchase and ongoing balance of $100 million at the plan sponsor level. Please contact Fidelity for more information about Institutional Class and Fidelity Advantage Institutional Class shares.

UII-UDV-11-01 June 24, 2011
1.929869.100

Supplement to the
Fidelity® U.S. Bond Index Fund
October 30, 2010
Prospectus

Effective April 28, 2011, Fidelity U.S. Bond Index Fund (the Fund) will be renamed Spartan U.S. Bond Index Fund. Fidelity U.S. Bond Index Fund, a retail class of the fund, will be renamed Investor Class.

The following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 3.

Shareholder fees (fees paid directly from your investment)
Annual index fund fee (for fund balances under $10,000)
$10.00

Effective February 1, 2011, the following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 3.

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.05%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.17%
Total annual operating expenses	0.22%

Effective February 1, 2011, the following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 3.

1 year	$ 23
3 years	$ 71
5 years	$ 124
10 years	$ 280

UBI-11-04 June 24, 2011
1.479318.117

The following information replaces the similar information found under the heading "Year-by-Year Returns" in the "Fund Summary" section on page 5.

Calendar Years	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
	8.08%	10.22%	4.91%	4.36%	2.26%	4.33%	5.40%	3.76%	6.45%	6.29%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	4.86%	September 30, 2001
Lowest Quarter Return	-2.56%	June 30, 2004
Year-to-Date Return	0.30%	March 31, 2011

The following information replaces the similar information found under the heading "Average Annual Returns" in the "Fund Summary" section on page 6.

For the periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity U.S. Bond Index Fund
Return Before Taxes	6.29%	5.24%	5.58%
Return After Taxes on Distributions	5.06%	3.68%	3.85%
Return After Taxes on Distributions and Sale of Fund Shares	4.22%	3.57%	3.76%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54%	5.80%	5.84%

The following information replaces similar information found under the heading "Description of Principal Security Types" in the "Fund Basics" section on page 9.

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

The following information replaces similar information found under the heading "Principal Investment Risks" in the "Fund Basics" section beginning on page 10.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit the fund's ability to pursue its investment strategies.

The following information supplements the similar information found under the heading "Features and Policies" in the "Shareholder Information" section on page 20.

You may be charged an annual index fund fee of $10.00 per fund position to offset shareholder service costs if your fund balance falls below $10,000 at the time of the December distribution. The index fund fee does not apply to assets held in employee benefit plans (including Fidelity-sponsored 403(b) arrangements but otherwise as defined in the Employee Retirement Income Security Act of 1974, excluding SIMPLE IRAs, SEP-IRAs, and the Fidelity Retirement Plan) having more than 50 eligible employees or a minimum of $1,000,000 in plan assets that have at least some portion of their assets invested in mutual funds advised by FMR and which are marketed and distributed directly to plan sponsors and participants without any assistance or intervention from any intermediary distribution channel. In addition, this fee does not apply to assets held in a Fidelity Traditional IRA or Fidelity Rollover IRA purchased with proceeds of a distribution or transfer from an employee benefit plan as described above, provided that at the time of the distribution or transfer the employee benefit plan satisfies the requirements described above. This fee also does not apply to eligible qualified wrap accounts invested in Fidelity Advantage Class or Investor Class of the fund.

Fidelity may deduct $10.00 from each fund position at the time the December distribution is credited to each fund position. If the amount of the distribution is not sufficient to pay the fee, the index fund fee may be deducted directly from your fund balance.

The following information replaces the similar information found in the "Fund Management" section on page 24.

The fund's annual management fee rate is 0.05% of its average net assets.